UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Public Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Mark Capone as President, Chief Executive Officer and Director

(b) On February 6, 2020, Myriad Genetics, Inc. (“Myriad” or the “Company”) announced that, effective February 6, 2020, Mark C. Capone resigned as President, Chief Executive Officer and Director of the Company. Mr. Capone is expected to remain as a non-executive employee of the Company for a transition period to assist in the transition of management. Mr. Capone has served as the Company’s President and Chief Executive Officer and as a Director since 2015.

Appointment of R. Bryan Riggsbee as Interim President and Chief Executive Officer

(c) The Company also announced that R. Bryan Riggsbee, currently serving as its Executive Vice President and Chief Financial Officer, has been appointed Interim President and Chief Executive Officer of the Company effective February 6, 2020. Mr. Riggsbee will retain his current position as Chief Financial Officer of the Company. Mr. Riggsbee started with the Company in 2014.

The information required by Item 502(c)(2) with respect to Mr. Riggsbee is included in the Company’s proxy statement, filed October 16, 2019, and is incorporated herein by reference.

A copy of the press release announcing Mr. Capone’s resignation and Mr. Riggsbee’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: February 6, 2020	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Interim President and Chief Executive Officer, Chief Financial Officer